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                                                                    EXHIBIT 23.1

                KEYSTONE INTERNATIONAL, INC., AND SUBSIDIARIES
                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation of our report dated February 2, 1996 included in this Form 10-K, into the Company's previously filed Registration Statements File No. 33-37053, File No. 33-69814 and File No. 33-50845.


ARTHUR ANDERSEN LLP

March 7, 1996
Houston, Texas